UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017 (February 27, 2017)

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain View Blvd., Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Explanatory Note
As previously reported in a Current Report on Form 8-K filed on February 28, 2017 (the “Initial Form 8-K”), Barnes & Noble Education, Inc. (the “Company” or “BNED”), Ellar LLC (“Ellar”), Leonard Riggio (“Mr. Riggio”) and the other unitholders of Ellar party thereto (the “Unitholders”) and Ellar, as the Designated Representative, entered into a Purchase Agreement (the “Purchase Agreement”) on February 27, 2017.
Pursuant to the terms and subject to the conditions of the Purchase Agreement, the Company acquired 100% of the equity interests of MBS Textbook Exchange, LLC (“MBS”) from Ellar (the “Transaction”), for cash consideration of $174.2 million. The Purchase Agreement was executed, and the Transaction closed, on the same day, and the Transaction was funded from cash on-hand and proceeds from the Company’s existing credit agreement, as amended.
This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.
Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.
The audited consolidated financial statements of MBS Textbook Exchange, Inc. at August 31, 2016 and 2015 and for the years ended August 31, 2016, 2015 and 2014 are filed as Exhibit 99.3 to this Form 8-K/A.
The unaudited consolidated financial statements of MBS Textbook Exchange, Inc. at November 30, 2016 and for the three months ended November 30, 2016 and 2015 are filed as Exhibit 99.4 to this Form 8-K/A.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed financial information is filed as Exhibit 99.5 to this Form 8-K/A and incorporated herein by reference.
(d) Exhibits.
The following exhibits are filed as a part of this Current Report:

Exhibit No.	Description

2.1
Purchase Agreement, dated as of February 27, 2017, by and among Barnes & Noble Education, Inc., Ellar LLC, Leonard Riggio and the other Unitholders party thereto, and Ellar LLC, as the Designated Representative*

10.1	First Amendment to Credit Agreement, dated as of February 27, 2017, by and among the Company, the Lenders and the Agent*

23.1	Consent of BDO USA, LLP

99.1	Press Release, issued February 28, 2017*

99.2	Investor Presentation, made available February 28, 2017*

99.3	Consolidated Financial Statements of MBS Textbook Exchange, Inc. at August 31, 2016 and 2015 and for the years ended August 31, 2016, 2015 and 2014

99.4	Unaudited Consolidated Financial Statements of MBS Textbook Exchange, Inc. at November 30, 2016 and for the three months ended November 30, 2016 and 2015

99.5	Unaudited Pro Forma Condensed Combined Financial Statements
* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 28, 2017.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 8, 2017
BARNES & NOBLE EDUCATION, INC.,

By:     /s/ Barry Brover
Name:     Barry Brover
Title:     Chief Financial Officer

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description

2.1
Purchase Agreement, dated as of February 27, 2017, by and among Barnes & Noble Education, Inc., Ellar LLC, Leonard Riggio and the other Unitholders party thereto, and Ellar LLC, as the Designated Representative*

10.1	First Amendment to Credit Agreement, dated as of February 27, 2017, by and among the Company, the Lenders and the Agent*

23.1	Consent of BDO USA, LLP

99.1	Press Release, issued February 28, 2017*

99.2	Investor Presentation, made available February 28, 2017*

99.3	Consolidated Financial Statements of MBS Textbook Exchange, Inc. at August 31, 2016 and 2015 and for the years ended August 31, 2016, 2015 and 2014

99.4	Unaudited Consolidated Financial Statements of MBS Textbook Exchange, Inc. at November 30, 2016 and August 31, 2016 and for the three months ended November 30, 2016 and 2015

99.5	Unaudited Pro Forma Condensed Combined Financial Statements

 * Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 28, 2017.